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                                                       Deutsche Asset Management

Daily Assets Fund Institutional

Supplement dated March 28, 2002 to Confidential Private Offering Memorandum dated October 28, 2001

The following sentence replaces the first sentence in the 'Calculating the Fund's Share Price' section:

We calculate the price of the Fund's shares (also known as the 'Net Asset Value' or 'NAV') at 5:00 p.m. Eastern time each day that the Fund is open for business.

The following sentence replaces the first sentence in the 'Buying and Selling Fund Shares' section:

Investors in the Fund will issue standing offers, effective on or before 5:00 p.m., Easter time each day, on which the Fund is open, to invest in the Fund cash collateral received in connection with securities lending transactions.


                                                         A Member of the
                                                         Deutsche Bank Group [/]


               Please Retain This Supplement for Future Reference


BT Institutional Funds
SUPPIDAF (3/02)